MUTUAL FUND SERIES TRUST

Catalyst/Princeton Unconstrained Hedged Income Fund (formerly, Catalyst/Princeton Hedged Income Fund)
Class A: HIFAX Class C: HIFCX Class I: HIFIX (the “Fund”)

January 17, 2017

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated November 1, 2016.

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The first paragraph under the section of the Fund’s Prospectus - entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies - Catalyst/Princeton Unconstrained Hedged Income Fund” is hereby replaced with the following:

“The Fund seeks to achieve its investment objective by investing primarily in fixed income securities including floating rate bank loans; agency and non-agency mortgage backed securities; asset backed securities; corporate bonds; debt securities of the U.S. and foreign governments and their agencies, certificates of deposit and other money market instruments. While there are no restrictions on individual security maturity, the bonds in the Fund’s portfolio will generally have an average maturity of six years or less. The Fund does not limit its investments to a particular credit quality and can invest without limit in securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization. The Fund may invest in securities issued by companies of any market capitalization and may invest up to 15% of its net assets in foreign securities (including those of emerging markets).”

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.